SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8K 12g3

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: April 25, 2002


                        S.D.E. HOLDINGS 3, INC.
                        --------------------------------
              (New name of registrant as specified in its charter)
(successor registrant under Sec. 12(g)3 of the Securities Exchange Act of 1934)


FLORIDA                        33-41063-A              59-2960590
- -----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)


              3816 W. Linebaugh Avenue, Suite 200, Tampa, FL 33624
           ----------------------------------------------------------
                                  (NEW ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (813) 960-0557

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               None.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS

               None.


ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

               None.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        ProForma Consolidated Financial Statements for period ended December 31, 2001 for S.D.E. Holdings 3, Inc. and Global Assets & Services, Inc.




        Exhibits - None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 25, 2002                         S.D.E. HOLDINGS 3, INC.


                                                  By:/s/Thomas McCrimmon
                                                  ---------------------------
                                                  Thomas McCrimmon, President


                       PRO FORMA CONMBINED BALANCE SHEETS
                              (December 31, 2001)




                                                                      Global Assets    SDE 3         Pro Forma   Pro Forma
                                                                         2001          2001         Adjustments  Combined
                                                                      ------------   ----------    -------------------------

ASSETS;

Current Assets:
    Cash                                                                 $ 100          $ -  0         $ - -          $-100
                                                                      ------------   ----------    -----------   -----------

        Total Current Assets                                                    100               -                     100
                                                                      ------------   ----------    -----------   -----------

TOTAL ASSETS                                                             $ 100          $ -  0         $ - -        $ 100
                                                                      ============   ==========    ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
    Accounts Payable and Accrued Liabilities                             $ 36,162         $ 20          $ (20)     $ 36,162
                                                                      ------------   ----------    -----------   -----------

        Total Current Liabilities                                           36,162             20         (20)       36,162
                                                                      ------------   ----------    -----------   -----------

Stockholders Equity:
    Common stock, $.001 par value, 100,000,000 shares
        authorized, 7,797,767 shares issued and outstanding                  7,797           200         (200)        7,797
        for 2001 and 4,397,767 shares oustanding for 2000.
    Additional Paid-In Capital                                            204,566                 -       200       204,766
    Deficit accumulated during the
      development stage                                                  (248,425)          (220)          20      (248,625)
                                                                      ------------   ----------    -----------   -----------
                                                                      ------------   ----------

        Total Stockholders Equity                                          (36,062)           (20)             20   (36,062)
                                                                      ------------   ----------    -----------   -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $ 100          $ -  0         $ - -        $ 100
                                                                      ============   ==========    ===========   ===========


The accompanying notes are an integral part of these financial statements.


                        PRO FORMA COMBINED STATEMENT OF OPERATIONS
                              (Year Ended December 31, 2001)



                                                                                                       Pro Forma
                                                       Global Assets              SDE 3                 Combined
                                                      ----------------------------------------
                                                            2001                   2001                 Companys
                                                      -----------------      -----------------      -----------------

Revenue:
    Revenue                                                  $ -                    $ -                    $ -
    (Less) Cost of Sales                                                -                      -                      -
                                                      -----------------      -----------------      -----------------

Total Income                                                         -                      -                      -

Operating Expenses
    Doubtful Accounts                                                -                      -                      -
    Consultants Fees                                             3,400                      -                  3,400
    Legal and Accounting Fees                                   36,062                      -                 36,062
    Advertising                                                      -                      -                      -
    Interest Expense                                                 -                      -                      -
    Telephone                                                        -                      -                      -
    Rent                                                             -                      -                      -
    Other General Expenses                                           -                      -                      -
                                                      -----------------      -----------------      -----------------

Total Expenses                                                  39,462                      -                 39,462
                                                      -----------------      -----------------      -----------------

Net Loss From Operations                                       (39,462)                     -                (39,462)
                                                      -----------------      -----------------      -----------------

Other Income
      Interest Income                                                -                      -                      -
                                                      -----------------      -----------------      -----------------

Net Loss                                                 $ (39,462)                 $ -                $ (39,462)
                                                      =================      =================      =================

Per Share Information:

Weighted average number
    of common shares outstanding                                                                           4,523,778
                                                                                                    -----------------

Net Gain (Loss) per common share                                                                        $ (0.01)
                                                                                                    =================

Cash flow provided by (used for):
    Operating activities                                        (3,300)                     -                 (3,300)
    Non-cash transactions                                        3,400                      -                  3,400
                                                      -----------------      -----------------      -----------------


The accompanying notes are an integral party of these financial statements.

                        GLOBAL ASSETS AND SERVICES, INC.
                 (Formerly Art, Music and Entertainment, Inc.)
                         (A Development Stage Company)
                              Stockholders' Equity


                                                                                                             Deficit
                                          PREFFERED STOCKS            COMMON STOCKS           Additional   Accum. During   Total
                                                                                               Paid-In    Development  Stockholders'
                                       # of Shares   Amount        # of Shares    Amount       Capital       Stage        Equity
                                                     ------        -----------    ------
                                       -----------   ------        -----------    ------       -------       -----        ------



Balance December 31, 1995                    -              -     3,575,268      $ 3,575       $ 87,810      $ (132,399)  $ (41,014)

Issuance for Merger                    693,221     55,556,100        66,533           67            (67)             -   55,556,100

Reverse merger                        (486,754)   (48,675,400)            -            -              -              -  (48,675,400)

Deduction other assets                       -     (6,763,122)            -            -              -              -   (6,763,122)

Loss for year                                -              -             -            -              -        (72,473)     (72,473)
                                       -------     ----------     ---------      -------        -------       --------    ----------
Balance -  December 31, 1996           206,467        117,578     3,641,801        3,642         87,743       (204,872)       4,091
                                       -------     ----------     ---------      -------        -------       --------    ----------
Preferred Stock to Common Stock       (206,467)      (117,578)      755,966          755        116,823              -             -

Loss for year                                -              -             -            -              -         (4,091)      (4,091)
                                       -------     ----------     ---------      -------        -------       --------    ----------
Balance - December 31, 1997                  -              -     4,397,767        4,397        204,566       (208,963)            -
                                       -------     ----------     ---------      -------        -------       --------    ----------
Balance - December 31, 1998                  -              -     4,397,767        4,397        204,566       (208,963)            -
                                       -------     ----------     ---------      -------        -------       --------    ----------
Balance - December 31, 1999                  -              -     4,397,767        4,397        204,566       (208,963)            -
                                       -------     ----------     ---------      -------        -------       --------    ----------
Balance - December 31, 2000                  -              -     4,397,767        4,397        204,566       (208,963)            -
                                       =======     ==========     =========      =======        =======       ========    ==========
Issuance of stock for services 10/30         -              -       756,064          756              -              -          756
Loss for year                                -              -             -            -              -        (36,818)     (36,818)
                                       -------     ----------     ---------      -------        -------       --------    ----------
Balance - December 31, 2001                  -            $ -     5,153,831      $ 5,153      $ 204,566      $ (245,781)  $ (36,062)
                                       =======     ==========     =========      =======        =======       ========    ==========

The accompanying notes are an integral part of these financial statements.

                         GLOBAL ASSETS & SERVICES, INC.
                  (Formerly Art, Music and Entertainment, Inc.)
                         (A Development Stage Company)
                            Statements of Cash Flow


                                                                                                                     May 25, 1988
                                                                             Year Ended                             (Inception) to
                                                                              December 31,                           December 31,
                                                                                2001                2000                 2001
                                                                                ----                ----                 ----

Cash Flows from Operating Activities:

     Net Loss                                                                $ (39,462)              $ -            $ (211,719)
     Adjustments to reconcile net loss to cash used in
        operating activities:
     Issuance of common stock for services                                     $ 3,400
     Increase in accounts payable                                               36,162                 -                 2,100
                                                                             ---------              ----             ---------
Net Cash Used by Operating Activities                                              100                 -              (209,619)
                                                                             ---------              ----             ---------
Cash Flows from Financing Activities:

Issuance of common stock                                                             -                 -               209,719
                                                                             ---------              ----             ---------
Net Cash Provided by Financing Activities                                            -                 -               209,719
                                                                             ---------              ----             ---------
Net Increase in Cash & Cash Equivalents                                            100                 -                   100

Beginning Cash & Cash Equivalents                                                    -                 -                     -
                                                                             ---------              ----             ---------
Ending Cash & Cash Equivalents                                                   $ 100               $ -                 $ 100
                                                                             =========              ====             =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
     Cash paid for Interest                                                      $ -                 $ -                   $ -
                                                                             =========              ====             =========
     Cash paid for Income Taxes                                                  $ -                 $ -                   $ -
                                                                             =========              ====             =========


The accompanying notes are an integral part of these financial statements.